UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 16, 2005

ISCO INTERNATIONAL, INC.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 CAMBRIDGE DRIVE, ELK GROVE VILLAGE, ILLINOIS, 60007

(Address of Principal Executive Offices)

(847) 391-9400

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On August 22, 2005, the Company issued a press release announcing a business update. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On August 16, 2005, the Board of Directors (the “Board) of ISCO International, Inc. (the “Company”) adopted a Share Ownership Policy (the “Policy”), which was endorsed by the Governance Committee of the Board, for directors and executive officers of the Company. A copy of the Policy is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

(c)	Exhibit No.	Description
	99.1	Press Release dated August 22, 2005

	99.2	Share Ownership Policy as adopted by the Company’s Board on August 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: August 22, 2005	By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1*	Press Release dated August 22, 2005

99.2*	Share Ownership Policy as adopted by the Company’s Board on August 16, 2005

*	Filed herewith